Exhibit 10(a)

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of November 16, 2015 (this “Amendment”), is entered into among WD-40 COMPANY, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (together with the Borrower, each a “Loan Party” and collectively the “Loan Parties”) and BANK OF AMERICA, N.A. (the “Lender”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A.The Loan Parties and the Lender entered into that certain Credit Agreement dated as of June 17, 2011 (as amended and modified from time to time, the “Credit Agreement”).

B.The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.Amendments.

(a)	Section 1.01 of the Credit Agreement is amended by adding the following definition thereto in the appropriate alphabetical order:

“Third Amendment Effective Date” means November 16, 2015.

(b)	The following definition contained in Section 1.01 of the Credit Agreement is amended and restated to read as follows:

“Revolving Commitment” means the Lender’s obligation to make Revolving Loans to the Borrowers pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed ONE HUNDRED AND SEVENTY-FIVE MILLION DOLLARS ($175,000,000).

(c)	The second paragraph of Section 2.01 of the Credit Agreement is hereby amended and restated to read as follows:

From and after the Third Amendment Effective Date, the Company shall have the right, upon at least ten Business Days’ prior written notice to the Lender, to request an increase to the Revolving Commitment by up to $25,000,000 in the aggregate in one or more increases, at any time prior to the date that is six months prior to the Maturity Date, subject, however, in any such case, to satisfaction of the following conditions precedent:

(i) the Lender shall have consented to such increase and shall have received all necessary internal approvals;

(ii) no Default shall have occurred and be continuing on the date on which such increase is to become effective;

(iii) the representations and warranties set forth in Article VI shall be true and correct on and as of the date on which such increase is to become effective, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(iv) the Lender shall have received all documents (including resolutions of the board of directors of the Loan Parties) it may reasonably request relating to the corporate or other necessary authority for such increase and the validity of such increase, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Lender.

(d)	Section 8.06(d) of the Credit Agreement is hereby amended and restated to read as follows:

(d)so long as no Default exists immediately prior and after giving effect thereto, the Company may repurchase shares of its capital stock in an aggregate amount not to exceed $150,000,000 during the period from and including the Third Amendment Effective Date to the Maturity Date.

2.Effectiveness; Conditions Precedent.  This Amendment shall be effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)The Lender shall have received copies of this Amendment duly executed by the Loan Parties.

(b)The Lender shall have received (i) such resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Loan Parties as the Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which each Loan Party is a party; (ii) a certificate from the Responsible Officers of the Loan Parties certifying that the Organization Documents delivered on the Closing Date have not changed and are in full force an effect and (iii) such documents and certifications as the Lender may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization.

(c)Receipt by the Lender of a favorable opinion of legal counsel to the Loan Parties in form and substance reasonably satisfactory to the Lender.

(d)Receipt by the Lender of all fees and expenses owed by the Loan Parties to the Lender.

(e)The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Lender in connection with this Amendment (directly to such counsel if requested by the Lender).

4.Ratification of Loan Documents.  Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.  This Amendment is a Loan Document.

5.Authority/Enforceability.  Each Loan Party represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, or, if such consent is required, it has been obtained.

(d)The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

6.Representations and Warranties of the Loan Parties.  Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of the Loan Party set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.Counterparts/Telecopy-pdf.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy or pdf shall be effective as an original.

8.Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state of California.

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IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WD-40 COMPANY, a Delaware corporation
By: /s/ JAY W. REMBOLT
Name: Jay W. Rembolt Title: Treasurer and Chief Financial Officer

GUARANTORS:	WD-40 Manufacturing Company, a California corporation
By: /s/ JAY W. REMBOLT
Name: Jay W. Rembolt Title: Treasurer and Chief Financial Officer

HPD LABORATORIES, INC., a Delaware corporation
By: /s/ JAY W. REMBOLT
Name: Jay W. Rembolt Title: Treasurer and Chief Financial Officer
HEARTLAND CORPORATION, a Kansas corporation
By: /s/ JAY W. REMBOLT
Name: Jay W. Rembolt Title: Treasurer and Chief Financial Officer
WD-40 BIKE COMPANY LLC, a Delaware limited liability company
By: /s/ JAY W. REMBOLT
Name: Jay W. Rembolt Title: Treasurer and Chief Financial Officer

LENDER:	bank of america, n.a., as a Lender
By: /s/ CHRISTOPHER D. PANNACCIULLI
Name: Christopher D. Pannacciulli Title: Senior Vice President